Fees Summary	Mar. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,500,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	382,750.00
Total Offset Amount	0.00
Net Fee	$ 382,750.00
Final Prospectus	false